FIRST AMENDMENT TO
                     TAX ALLOCATION AND INDEMNITY AGREEMENT

     This First Amendment to Tax Allocation and Indemnity Agreement is entered into this 15th day of December 1998, by and between BEI Electronics, Inc., a Delaware corporation ("Electronics"), and BEI Technologies, Inc., a Delaware corporation ("Technologies").

                                    RECITALS

     1. Electronics and Technologies entered into a Tax Allocation and Indemnity Agreement on September 26, 1997, in connection with the distribution of Technologies stock to Electronics' shareholders (the "Agreement").

     2. In order better to reflect the parties' original intentions, the parties to the Agreement wish to amend and restate certain provisions of the Agreement as if they had been originally incorporated therein.

     3. All defined terms used below shall have the same meaning as defined in the agreement.

                                   AMENDMENTS

     A. Article III Section 3.1(a) is hereby amended and restated to read as follows:

          3.1  Federal Income Taxes:

               (a) For each taxable year (or portion thereof) in which Technologies and any other members of the Technologies Subgroup are included in the Electronics Affiliated Group consolidated federal income tax return, the Technologies Subgroup (1) shall be allocated and Technologies shall be responsible for the payment of 100% of the Electronics Affiliated Group's federal income tax liability for the year (including any alternative minimum tax or environment tax, as determined under this Section 3.1), subject to the Subsequent Adjustments provisions of Article V of this agreement, and (2) shall be entitled to the receipt of any federal income tax refunds (including any alternative minimum tax or environment tax, as determined under this Section 3.1) received by Electronics for the taxable year.

     B. Article III Section 3.2(a) is hereby amended and restated to read as follows:

          3.2  State Income and Franchise Taxes:

               (a) For each taxable year (or portion thereof) for which Technologies and/or any other members of the Technologies Subgroup are included in any combined state income or franchise tax return filed by the Electronics Unitary Group, the Technologies Subgroup (1) shall be allocated and Technologies shall be responsible for the payment of all state


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          income and franchise taxes (including any alternative minimum tax) per any state income and franchise tax returns in Technologies and/or any other members of the Technologies Subgroup are included, subject to Subsequent Adjustments provisions of Article V of this agreement, and
          (2) shall be entitled to the receipt of any state income and franchise tax refunds (including any alternative minimum tax) received by Electronics for the taxable year in which Technologies and/or any other members of the Technologies Subgroup are included in any combined state income or franchise tax return filed by Electronics Unitary Group.

               IN WITNESS WHEREOF, the parties hereto have caused this Tax Allocation and Indemnity Agreement to be executed by their duly authorized representatives.


                                        Electronics


                                        By: /s/ Thomas W. Fry
                                            ------------------------------------

                                        Name:   Thomas W. Fry
                                              ----------------------------------

                                        Title:  Vice President of Finance and
                                                Administration
                                                Secretary & Treasurer
                                               ---------------------------------




                                        Technologies


                                        By: /s/ Robert R. Corr
                                            ------------------------------------

                                        Name:   Robert R. Corr
                                              ----------------------------------

                                        Title:  Secretary, Treasurer and
                                                Controller
                                               ---------------------------------